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                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 10, 1996
                                                ----------------------


                    GREAT AMERICAN BANCORP, INC.
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(Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
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(State or other jurisdiction     (Commission       (I.R.S. Employer
    of incorporation)            File Number)   Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
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(Address of principal executive offices)                (Zip Code)


                              (217) 356-2265
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         (Registrant's telephone number, including area code)





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Item 5.  Other Events.

	The Registrant incorporates by reference the press release dated December 10, 1996 attached as Exhibit 20, relating to the Registrant receiving regulatory clearance to purchase up to 5% or 92,630 shares of its outstanding common stock.


Item 7.  Financial Statements and Exhibits.

	The Registrant incorporates by reference the press release dated December 10, 1996 attached as Exhibit 20, relating to the Registrant receiving regulatory clearance to purchase up to 5% or 92,630 shares of its outstanding common stock.


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                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date      December 10, 1996          /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Jane F. Adams
                                     Chief Financial Officer


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                          EXHIBIT INDEX
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Exhibit
  No.                      Description               Method of Filing
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  20                       News Release               Filed herewith
                           Dated 12/10/96

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Exhibit 20

                          NEWS RELEASE


Great American Bancorp, Inc.
Holding Company for First Federal Savings Bank of Champaign-Urbana

FOR IMMEDIATE RELEASE
December 10, 1996

Contact:     Ms. Jane F. Adams
             Chief Financial Officer and Investor Relations
             (217) 356-2265

      GREAT AMERICAN BANCORP, INC. TO REPURCHASE COMMON STOCK

Champaign, Illinois, December 10, 1996 - Great American Bancorp, Inc. (NASDAQ/GTPS). Great American Bancorp, Inc., the holding company for First Federal Savings Bank of Champaign-Urbana, Champaign, Illinois, has announced that it has received regulatory clearance to purchase up to 5% or 92,630 shares of its outstanding common stock.

The Board of Directors of the Company previously authorized, subject to regulatory clearance, the repurchase of up to five percent of the Company's 1,852,606 outstanding shares. Stock repurchased under the repurchase program will be made in open market transactions, subject to the availability of stock, and will commence as soon as practicable after the release of the Company's earnings for the quarter and year ended December 31, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

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                            GTPS-pr-96-14